Jennison Health Sciences Fund, a portfolio of

Prudential Sector Funds, Inc. d/b/a JennisonDryden Sector Funds (the “Fund”)

Supplement dated April 8, 2009 to the Prospectus dated January 30, 2009

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The Fund's Board of Directors has approved the resumption of the Fund's sales of shares to all investors effective on or about April 20, 2009.

As of the close of business on July 29, 2005, the Fund closed to most new investors, subject to certain exceptions for new investors in certain group retirement plans or wrap fee accounts. On or about April 20, 2009 the Fund will be re-opened to all potential investors. As always, the Fund reserves the right to refuse any purchase order that might disrupt management of the Fund.

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